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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                      SUPPLEMENT DATED NOVEMBER 30, 2007 TO
           TAX FREE AND BOND FUNDS STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 29, 2007

This information supplements the Statement of Additional Information of First American Investment Funds, Inc., dated October 29, 2007 (the "SAI"). This supplement and the SAI constitute a current SAI. To request a copy of the SAI, please call 800-677-FUND.

THE SECTION ENTITLED "ADDITIONAL INFORMATION CONCERNING FUND
INVESTMENTS--MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS--REFUNDED BONDS," LOCATED ON PAGE 16, IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

     Refunded Bonds. The Tax Free Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity ("ETM") bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer's interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.



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